GROUP VARIABLE ANNUITY CONTRACT FOR

EMPLOYER-SPONSORED DEFERRED COMPENSATION PLANS

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account B

Supplement dated June 10, 2026 to the

Contract Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2026, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”), initial summary prospectus, and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION ABOUT AN

UPCOMING FUND CHANGE

On November 13, 2025, the Board of Trustees of Voya Investors Trust (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
VY® CBRE Global Real Estate Portfolio	VY® CBRE Real Estate Portfolio (to be renamed prior to the merger date as VY® Columbia Real Estate Portfolio)

The Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about May 6, 2026, and a shareholder meeting is scheduled to be held on or about July 9, 2026. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place on or about July 24, 2026 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganization, from the close of business on July 13, 2026 through the close of business on July 24, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

In January 2026, Columbia Management Investment Advisers, LLC replaced CBRE Investment Management Listed Real Assets, LLC as the sub-adviser for the Surviving Portfolio and the Surviving Portfolio was renamed VY® Columbia Real Estate Portfolio. Additional information about VY® Columbia Real Estate Portfolio will be provided in the proxy statement/prospectus.

X.75996-26A	June 2026

Please note that the Disappearing Portfolio and the Surviving Portfolio are not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Portfolio.

* * * *

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.75996-26A	June 2026